CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The primary objective of the Group's capital management policy is to ensure that adequate capital is available to meet the requirements of the Group from time to time, including capital expenditure. The Group considers the appropriate capital management strategy for specific growth projects as and when required. Lease liabilities are not considered to be debt.
    Liquidity management
At June 30, 2023 the Group did not have any facilities. At June 30, 2022 the Group’s facilities included an undrawn Revolving Credit Facility (“RCF”) which was initially secured to finance the development of Phase 1 of FWGR as well as the general working capital requirements of the Group.
Pursuant to the Group having started to evaluate its funding structure for its expanded budgeted capital expenditure programme in future years, a decision was made to not renew the RCF in September 2022.
The initial and amended RCF permitted a consolidated debt ratio (net debt to adjusted EBITDA) of no more than 2:1 and a consolidated interest coverage ratio (net interest to adjusted EBITDA) of no less than 4:1 calculated on a twelve-month rolling basis, respectively. Management monitors the covenant ratio levels to ensure compliance with the covenants, as well as maintain sufficient facilities to ensure satisfactory liquidity for the Group. The covenant ratios were not breached as at or during the years ended June 30, 2022.